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                                                                    EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-23951).


                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP


Roseland, New Jersey
June 24, 1998